EXHIBIT 99.10

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.
Financial Statements to the year
that Ended on December 31, 2002
and Report of the Independent
Auditors

Bruce Grupo Diversion S.A.C.
Financial Statements to the year
that Ended on December 31, 2003
and Report of the Independent
Auditors

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Finanzas Estratégicas S.A.C.
Corporation of Strategic Finances and Entrepreneurial Management, SAC
Ave. Guardia Peruana No. 1191 Oficina 201 – Lima 9 – Tel. 251-1282
Email: CorporaciondeFinanzasSAC@hotmail.com

REPORT OF THE INDEPENDENT AUDITORS

To the Shareholders of
Bruce Grupo Diversion S.A.C.

We have audited the attached general statements of Bruce Grupo Diversion S.A.C. as of December 31, 2003 and the respective profits and losses statements, changes in the net patrimony, and the cash flow for the year ending on that date, adjusted to reflect the effect of the variations of the acquisitive value of the Peruvian currency. Our responsibility consists of express an opinion on these financial statements based in our audits.

Our audits were made according to the audit rules generally accepted. Such rules require us to plan and undertake the audit to obtain a reasonable security of the financial statements do not contain significant errors. An audit includes the examination, based on selective tests, of the evidence backing figures and findings of the financial statements. It also includes and assessment of the utilized accounting principles and the significant estimates made by management, as well as an assessment of the general presentation of the financial statements. We consider our audits provide a reasonable base for our opinion.

In our opinion, the aforementioned financial statements reasonably show, in all significant aspects, the financial situation of Bruce Grupo Diversion S.A.C. as of December 31, 2003 and the results of its operations and cash flow for the year ended on such date, according to accounting principles generally accepted.

Certified by:

[ILLEGIBLE]

Edgar Arias Reategui (Partner), CPA
License 28339

Lima, Peru, February 5, 2005

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.

Cash Flow Statement
For the year ended on December 31, 2003
Expressed in Nuevos Soles

CONCILIATION OF NET PROFITS WITH NET
CASH OBTAINED FROM OPERATION
ACTIVITIES

	2002	2003

Net profit	24,800,792	16,525,324

Adjustments to profits
Depreciation	2,111,554	2,392,423
Intangible amortization	753,676	753,676
Reduction adjustment on game taxes	2,600,742	0
Payment of dividends	-15,657,224	-8,224,127
Results of exposure to inflation	-885,715	155,766
Others	0	517,714
Decrease (Increase) of assets
Commercial accounts receivable	-535,200	-523,610
Other accounts receivable	-337,964	-774,854
Long term accounts receivable	-5,152,178	-3,109,868
At hand	66,188	72,896
Payments in advance	-22,086	-19,867
Increase (decrease) in liabilities
Commercial accounts payable	-288,598	-56,544
Payable taxes	-1,379,758	-25,027
Payable wages	-63,549	-113,153
Other accounts payable	489,756	-305,682
Social benefits	-108,495	-184,561

Net cash obtained from operation activities	6,391,947	7,336,812

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

Cash Flow Statement
For the year that ended on December 31, 2003
Expressed in Nuevos Soles

OPERATION ACTIVITIES	2002	2003
Collection from clients	47,103,176	32,233,134
Other cash collections related to activities	357,911	999,114
Payments for providers	-2,460,473	-2,354,410
Payments for workers and third parties	-2,011,438	-1,587,328
Payments of taxes	-12,442,649	-8,706,731
Payments of dividends	-15,657,224	-8,224,127
Financial income	1,183,581	1,686,868
Financial expenses	-588,820	-1,054,186
Income from current party in long term account payable	-5,152,178	-2,281,129
Other cash payments related to activities	-3,939,939	-3,374,393

Net cash obtained operation activities	6,391,947	7,336,812

INVESTMENT OPERATIONS
Purchases of Properties, machinery, and equipment	-4,007,999	-7,029,972
Purchases of intangibles	-780,436
Net Cash obtained (used in) in investments activities	-4,788,435	-7,029,972

FINANCING ACTIVITIES
Income from loan to shareholders	-508,202	-554,765
Payments to long term debt	-1,779,152	-130,962
Net cash obtained (used in) in financing activities	-2,287,354	-685,727

NET CASH INCREASE (DECREASE)	-683.842	-378,887

RESULTS OF THE EXPOSURE TO INFLATION CAUSED BY CASH	885,715	-155,766

CASH AT HAND AT YEAR'S START	3,104,255	3,306,129

CASH AT HAND AT YEAR'S END	3,306,128	2,771,476

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

Profits and Losses Statement
Per Function
For the year that ended on December 31, 2003
Expressed in Nuevos Soles

	2002	2003

Net sales	47,492,061	32,654,920
Cost of sales	-9,321,307	-7,608,705

Gross profit	38,170,754	25,046,215

Management expenses	-1,646,865	-1,711,615
Expenses of sales	-2,983,314	-2,376.947

Operation profits	33,540,575	20,957,653

Financial Income	1,183,581	1,686.868
Financial Expenses	-588,820	-1,054,186
Net, diverse	408,652	551,068
REI from term	885,715	-155,766

Profits before participations and taxes	35,429,703	21,985,637

Income tax	-10,628,911	-5,460,313

NET PROFIT	24,800,792	16,525,324

Profit per common stock	16.43	10.95

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

General Balances
For the year ended on December 31, 2003
Expressed in Nuevos Soles

Assets	Notes	2002	2003
Banks		3,306,129	2,771,476
Commercial accounts receivable	4	7,935,031	10,739,770
Other accounts receivable	5	1,323,061	2,067,915
Supplies		623,135	550,239
Expenses paid for in advance	6	1,005,877	1,025.744
Current Assets Subtotal		14,193,233	17,155,144

Assets Not Current
Properties, machinery, and equipment (Net)	7	54,847,840	59,485,389
Other Assets (Net)	8	8,449.791	8,007,140
Not Current Assets Subtotal		63,297,631	67,492,529

Total Assets		77,490,864	84,647,673

Current Liabilities
Commercial accounts payable		585,804	529,260
Diverse accounts payable		1,472.,943	1,070,826
Current Liabilities Subtotal		2,058,747	1,600,086

Not Current Liabilities
Long term accounts payable	9	709,124	578,162,
Shareholders loan		554,765
No Current Liabilities Subtotal		1,263,889	578,162

Patrimony
Social capital	10	41,119,693	41,119,693
Accrued results		8,247,743	24,824,408
Term results	11	24,800,792	16,525,324
Patrimony Subtotal		74,168,228	82,469,425

Liabilities and Patrimony Total		77,490,864	84,647,673

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED ON DECEMBER 31, 2003

1	CONSTITUTION AND FINANCIAL ACTIVITY

Before the “Notario Publico” from Lima, Dr. Fidel D’Jaima Torres Cevallos, the company was constituted on March 1, 1996; it was registered at the Registry for Legal Persons of Lima, registry No. 12470, on April 28, 1996, with the object of recreational activities such as casinos, slot machines, night club, discothèques, snack bar, restaurant (Chifa), and inn keeper, being this a list of names not a limit, since in accord with the General Board it could perform other activities allowed by the law, being its main financial activities: CASINO, SLOT MACHINES, AND INN KEEPER.

2	ACCOUNTING PRINCIPLES AND PRACTICES

The important accounting principles and practices applied for the registration of the operations and the preparation of the financial statements were as follows:

Base for the Preparation of the Financial Statements:

According to accounting principles in Peru, financial statements based on historical values are adjusted to reflect the effect on the variations of the acquisitive value of the Peruvian currency (Nuevos Sol S/.), utilizing factor adjustments derived from the Wholesale Price Index at the National Level (IPM). The methodology used for the adjustments corresponds to the one approved by Resolutions No. 2 and 3 of the Normative Council for Accounting according with said methodology:

•	The non-monetary assets and liabilities, the patrimonial accounts, and the accounts for the profits and losses statement are adjusted. The limits of re-expression are considered only for the applicable cases.

•	The monetary assets and liabilities are not adjusted because they are presented in nuevos soles of acquisitive value at the date of the general balance. Balances in foreign currency are not adjusted because they are expressed in nuevos soles at the exchange rate at the closing date.

•	The effect on the variations on the acquisitive value of the Peruvian currency over monetary assets and liabilities kept during the term, determines the result due to exposure to inflation, which is carried over to results.

Supplies

Supplies are presented with an adjusted cost or market value, whichever is less. The cost is determined establishing the age of the supplies according to the latest purchases; or that of diverse supplies, identifying its specific cost.

Properties, machinery, and equipment

Properties, machinery, and equipment are presented at the adjusted cost, not exceeding market value, minus the accrued depreciation. Depreciation is calculated with the straight-line method in relation to the estimated useful life of the goods. Renovations and improvements costs are charged to properties, machinery, and equipment; costs of renovations and

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

improvements are charged to Properties, machinery, and equipment; maintenance and repairs costs are charged to expenses. In case of sales and other dispositions, the costs of goods and their accrued depreciation are eliminated and profits or losses are carried over to results.

Compensation for length of services

Compensation for length of services (CTS) is calculated according to pertinent legal provisions and deposited every semester at the banking institution chosen by the worker.

Profit per share

The profit per common share is calculated dividing the net profit for the fiscal term by the pondered average of the number of common shares circulating during the term. The pondered average utilized for the calculations, taking the current number of subscribed shares, as follows:

	2002	2003

Common shares	1,509,400	1,509,400
Profit per share	16.43	10.95

3	FOREIGN CURRENCY

Balances in foreign currency at the end of the fiscal term are expressed in nuevos soles at the exchange rate in offer and demand at the date, besides the use of the pondered exchange rate for Sunat use, S/. 3.466 purchase and S/. 3.467 sale, for the year 2003, respectively and are summarized as follows:

2003

Assets	308,740
Liabilities	(29,262)
Net	279,478

4.	COMMERCIAL ACCOUNTS RECEIVABLE

This section comprises:

2003

Open invoices	542,820
Returned checks	1,071,186
Other commercial accounts receivable	75,319
Open promissory notes (net)	9,050,444
TOTAL	S/. 10,739,770

5	OTHER ACCOUNTS RECEIVABLE

This section comprises:

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

2003

Deposits in guarantee	1,688
Personnel loans	781.086
IGV (Fiscal Credit)	544,758
Casino taxes	29,191
Payments in advance to providers	704, 571
Other accounts receivable	6,621
TOTAL	S/. 2,067,915

6	EXPENSES PAID FOR IN ADVANCE

This section comprises:

2003

Insurance paid in advance	17,695
Other differed charges	34,564
Deferred income tax (50%	971,729
Income tax, payments into account	1,757
TOTAL	S/. 1,025,744

7.	PROPERTIES, MACHINERY, AND EQUIPMENT

This section comprises:

Balances as of December 31, 2003

		Accrued	Net balance at
	COST	depreciation	12/31/2002

Land	2,660,065	0	2,660,065
Buildings and other	53,650,084	6,296,757	47,353,328
Transportation units	1,160,659	641,912	518,747
Furniture and accouterments	2,698,884	879,849	1,819,035
Diverse equipment	12,123,444	5,350,093	6,773,350
Computing equipment	538,263	182,153	356,110
In-progress works	4,753	0	4,753
TOTAL	S/. 72,836,154	13,350,765	59,485,389

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

8	OTHER ASSETS

This section comprises:

Balances as of December 31, 2003

		Accrued	Net balance
	COST	amortization

Pre-operation expenses	3,768,378	3,768,378	0
Hotel software	13,917	0	13,917
Receivable promissory notes (net)	6,758,772	0	6,758,772
Deferred income tax	971,729	0	971,729
Casino tax (credit)	262,722	0	262,722
TOTAL	S/. 11,775,518	3,768,378	8,007,140

9	LONG TERM DEBT

Related to the financed balance of Sunat development, for S/. 578,162:

10	CAPITAL

1,509,400 common shares @ S/ represent the capital, 23.50 in nominal value each, subscribed and paid for, the total shareholders are not domiciled.

As of December 31, 2003, the shares corresponding to the balance originated by the re-issuance of capital are pending.

According to the pertinent legal provisions.

Distribution of dividends of cash and of shares issued, show an over-rate of 4.1%.

11	ACCRUED RESULTS AND RESERVES

Profits as of December 31, 2003, were S/. 16,525,324.

According to the norms of the General Law of Partnerships, a minimum of 10% of the profits of each term must be kept as Legal Reserve, deducted from the income tax, until it reaches 20% of the capital, to compensate losses or it can be capitalized, and there is an obligation to replace it in both cases.

12	FISCAL SITUATION

Sworn statements of income tax for 2003 are pending of review on the part of the fiscal management.

Lima, Peru, February 5, 2005

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

EMBLEM

College of Public Accountants of Lima

The Dean of the College of Public Accountants of Lima, in regard to:

The Board Directors in session on 05/02/2001 accorded incorporate

Edgar Alexander Arias Reategui

as an Active Member.

Therefore: This Diploma is issued to be recognized as an authorization to practice the profession according to
Law No. 13253.

Issued in Lima, on July 20, 2001

[ILLEGIBLE]	[ILLEGIBLE]
JULIO CESAR TRUJILLO MEZA	ANGEL AUGUSTO FEIJOO ROMERO
DEAN	DIRECTOR-SECRETARY

No. 28339

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

EMBLEM                 College of Public Accountants of Lima
AV. AREQUIPA 998 Y ALEJANDRO TIRADO 181 - SANTA BEATRIZ - LIMA
TELF: 417-500 - FAX: 433-3171 - APARTADO POSTAL 14-0-356 - LIMA 14 - PERU

0008189

8189

Acknowledgement of Authorization

The subscribing Dean and the Director Secretary of the College of Public Accountants of Lima, state that according to the archives of this institution it has been verified that:

ARIAS REATEGUI EDGAR ALEXANDER
REGISTRATION: 28339
DATE OF ISSUANCE: 5/2/2001

Authorize as of today to practice the professional functions granted by Law No. 13253, and according to the Statute and the Internal Rule Book of this School, this acknowledgement is issued to the requester for the effects and uses that may see fit. This acknowledgement is valid until 3/31/2005.

Lima, February 9, 2005

[ILLEGIBLE]	[ILLEGIBLE]
Angel Roberto Salazar Frisancho	Juan Carlos Orellano Antunez
Dean	Director Secretary

Bruce Grupo Diversion S.A.C.
Financial Statements to the year
that Ended on December 31, 2002
and Report of the Independent
Auditors

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

[Logo]
Doig
Levano
Carvajal & Associated, Civil Partnership
Accountants & Auditors

REPORT OF THE INDEPENDENT AUDITORS
To the Shareholders of
Bruce Grupo Diversion S.A.C.

We have audited the attached General Statements of Bruce Grupo Diversion S.A.C. as of December 31, 2004 and the respective earnings and losses statements, changes in the net patrimony, and the cash flow for the year ending on that date, adjusted to reflect the effects of variations of the acquisitive value of the Peruvian currency.

The preparation of said financial statements is the responsibility of the General Management of Bruce Grupo Diversion, S.A.C. Our responsibility is limited to issue an opinion on the reasonability of the balances reflected on financial statements based on the audit we prepared.

Our audit was made according to the audit rules generally accepted.

Such rules require us to plan and undertake the audit to obtain a reasonable security of the financial statements do not condone significant errors.

An audit includes the examination, based on selective tests, of the evidence backing figures and findings of the financial statements, also includes and assessment of the utilized accounting principles and the significant estimates made by management, as well as an assessment of the general presentations of the financial statements.

We estimate that our audit constitutes a reasonable foundation to support our opinion.

We consider that the adjusted financial statements reasonably show in all the important aspects, the financial status of Bruce Grupo Diversion S.A.C., as of December 31, 2004.

Certified by:

[ILLEGIBLE]

Carlos Eduardo Duig Orbegozo, C.P.A.
Auditor
License 14742

Lima, Peru, April 9, 2005

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C

General Balance
For the year ended on December 31, 2004
Expressed in Nuevos Soles

ASSETS	Notes	2004	2003
		S/.	S/.
CURRENT ASSETS
Banks		4,590,206	2,907,278
Commercial accounts receivable	(Note 3)	11,340,986	11,266,018
Other accounts receivable	(Note 4)	2,620,344	2,169,243
Supplies	(Note 5)	593,511	577,201
Expenses paid for in advance	(Note 6)	1,098,857	1,076,006

CURRENT ASSETS SUBTOTAL		20,143,903	17,995,745

ASSETS NOT CURRENT
Properties, machinery, and equipment (Net)	(Note 7)
(Accrued Depreciation Net)		63,320,127	62,400,173
Other Assets (Net)	(Note 8)
(Accrued Amortization Net)		5,971,355	8,399,490

NOT CURRENT ASSETS SUBTOTAL		69,291,482	70,799,663

TOTAL ASSETS		89,435,385	88,795,409

LIABILITIES

CURRENT LIABILITIES
Commercial accounts payable	(Note 9)	1,124,518	555,193
Diverse accounts payable	(Note 10)	1,280,236	1,123,297
CURRENT LIABILITIES SUBTOTAL		2,404,754	1,678,490

NOT CURRENT LIABILITIES
Long term accounts payable		293,639	606,493
NOT CURRENT LIABILITIES SUBTOTAL		293,639	606,493

PATRIMONY

Social capital	(Note 11)	43,134,557	43,134,493
Accrued results		26,040,804	26,040,804
Term results		17,561,731	17,335,065
PATRIMONY SUBTOTAL		88,797,092	86,510,426

LIABILITIES AND PATRIMONY TOTAL		89,435,385	88,795,409

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C

PROFITS AND LOSSES STATEMENT BY FUNCTION
For the year that ended on December 31, 2004
Expressed in Nuevos Soles

	2004	2003
	S/.	S/.
Net sales	37,579,101	34,256,011
Cost of sales	(8,912,877)	(7,981,532)
GROSS PROFITS	28,866,224	28,273,479

Management expenses	(1,687,967)	(1,795,484)
Expenses of sales	2,628,224	2,493,417
OPERATION PROFITS	24,350,03	21,984,578

OTHER INCOME (EXPENSES)
Financial Income	1,544,723	1,769.524
Financial Expenses	(852,563)	(1,105,841)
Net, diverse	146,943	578,071
REI from term	(100,949)	(163,399)
Income tax	(7,526,456)	(5,727,868

RESULTS FOR THE TERM	17,561,731	17,335,065

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C

PROFITS AND LOSSES BY NATURE
For the year that ended on December 31, 2004
Expressed in Nuevos Soles

	2004	2003
	S/.	S/.
Net sales	37,579,101	34,255,011

PRODUCTION FROM THE TERM	37,579,101	34,255,011

CONSUMPTION
Purchases of supplies	(609,109)	(727,548)
Variation of supplies	(31,622)	(63,651)
Third party services	(2,097,731)	(1,856,615)
VALUE ADDED	34,840,638	31,607,197

Personal	(2,493,392)	(2,336,988)
Taxes	(1,931,369)	(1,649,867)
GROSS SURPLUS FROM EXPLOITATION	30,415,877	27,720,342

Diverse charges	(3,420,020)	(2,669,600)
Probations of the term	(2,645,824)	(3,066,164)
Diverse Income	484,601	435,379
RESULTS OF EXPLOITATION	240,834,635	22,419,957

Financial income	1,544,723	1,769.524
Financial load	(852,563)	(1,105,641)

Exceptional income	37,577	213,602
Exceptional load	(375,235)	(70,910)
RESULTS REFER REI AND TAXES	25,189,137	23,226,332

Results of exposure to inflation	(100,928)	(163,399)
Income tax	(7,526,456)	(5,727,868)

RESULTS FROM TERM	17,561,731	17,335,065

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C

CASH FLOW STATEMENT
FOR THE YEAR THAT ENDED ON DECEMBER 31, 2004
EXPRESSED IN NUEVOS SOLES

CONCILIATION OF NET PROFITS AND NET CASH UTILIZED
IN THE OPERATION ACTIVITIES:

	2004	2003
	S/.	S/.

Profit from term	17,561,731	17,335,065

More (less)
Depreciation	1,494,571	2,509,651
Intangible amortization		790,606
Payment of dividends	(17,335,065)	(8,627,108)
Results of exposure to inflation	100,949	163,399
Others	275,596	543,082

Net changes in assets and liabilities accounts
Decrease (Increase) in commercial accounts receivable	269,190	(549,266)
Decrease (Increase)in other accounts receivable	(351,102)	(781,352)
Decrease (Increase) in long term accounts receivable	1,818,382	(3,262,251)
Decrease (Increase) in supplies	(16,310)	76,468
Decrease (Increase) in advance payments	(22,851)	20,840
Increase in commercial accounts payable	569,325	(59,315)
Increase taxes table	104,883	26,263
Increase in payable compensations	85,034	18,698
Increase in other accounts payable	103,645	(320,660)
Increase en social benefits	33,544	(193.605)

NET CASH UTILIZED IN OPERATION ACTIVITIES	4,511,355	7,696,317

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C

CASH FLOW STATEMENT
FOR THE YEAR THAT ENDED ON DECEMBER 31, 2004
EXPRESSED IN NUEVOS SOLES

OPERATION ACTIVITIES	2004	2002
	S/.	S/.

Collection from clients	37,975,897	33.812,558
Other cash collections related to activities	569,628	1,048,071
Payments for providers	(2,388,036)	(2,469,776)
Payments for workers and third parties	(2,444,820)	(1,685,107)
Payments of taxes	(9,422,503)	(9,133,361)
Payments of dividends	(17,335,065)	(8,627,109)
Financial income	1,544,723	1,769,524
Financial expenses	(852,5630	(1,105,841)
Income from current party in long term account payable	1,818,382	(2,392,904)
Other cash payments related to activities	(4,944,288)	(3,539,738)

Net cash obtained through operation activities	4,511,355	7,696,317

INVESTMENT OPERATIONS

Purchases of properties, machinery, and equipment	(2,414,525)	(7,374,440)
Purchases of intangibles
Net Cash obtained (used in) in operation activities	(2,414,525)	(7,374,440)

FINANCING ACTIVITIES

Income from loan to shareholders		(581,848)
Payments to long term debt	(312,954)	(137,380)

Net cash obtained (used in) in operation activities	(312,954)	(719,328)

NET CASH INCREASE (DECREASE)	1,783,876	(397,451)

RESULTS OF THE EXPOSURE TO INFLATION CAUSED BY CASH	(100,949)	(163,399)

CASH AT HAND AT YEAR'S START	2,907,278	3,468,129

CASH AT HAND AT YEAR'S END	4,590,206	2,907,279

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.

NOTES TO THE FINANCIAL STATEMENTSFOR
THE YEAR ENDED ON DECEMBER 31, 2004

1.- CONSTITUTION AND FINANCIAL ACTIVITY

Before the “Notario Publico” from Lima, Dr. Fidel D’Jaima Torres Cevallos, the company was constituted on March 1, 1996; it was registered at the Registry for Legal Persons of Lima, registry No. 12470, on April 28, 1996, with the object of recreational activities such as casinos, slot machines, night club, discothèques, snack bar, restaurant (Chifa), and inn keeper, being this a list of names not a limit, since in accord with the General Board it could perform other activities allowed by the law, being its main financial activities: CASINO, SLOT MACHINES, AND INN KEEPER.

2.- ACCOUNTING PRINCIPLES AND PRACTICES

The important accounting principles and practices applied for the registration of the operations and the preparation of the financial statements were as follows:

Base for the Preparation of the Financial Statements:

The financial statements are prepared according to accounting principles in Peru, based on historical values are adjusted to reflect the effect on the variations of the acquisitive value of the Peruvian currency (Nuevos Sol S/.), utilizing factor adjustments derived from the Wholesale Price Index at the National Level (IPM). The methodology used for the adjustments corresponds to the one approved by Resolutions No. 2 and 3 of the Normative Council for Accounting which were in effect until November 2004.

The non-monetary assets and liabilities, the patrimonial accounts, and the accounts for the profits and losses statement are adjusted. The limits of re-expression are considered only for the applicable cases.

The monetary assets and liabilities are not adjusted because they are presented in nuevos soles of acquisitive value at the date of the general balance. Balances in foreign currency are not adjusted because they are expressed in nuevos soles at the exchange rate at the closing date.

The effect on the variations on the acquisitive value of the Peruvian currency over monetary assets and liabilities kept during the term, determines the result due to exposure to inflation, which is carried over to results.

Supplies

Supplies are presented with an adjusted cost or market value, whichever is less. The cost is determined establishing the age of the supplies according to the latest purchases; or that of diverse supplies, identifying its specific cost.

Properties, machinery, and equipment

Properties, machinery, and equipment are presented at the adjusted cost, not exceeding market value, minus the accrued depreciation. Depreciation is calculated with the straight-line method in relation to the estimated useful life of the goods. Renovations and improvements costs are charged to properties, machinery, and equipment; costs of renovations and improvements are charged to Properties, machinery, and equipment; maintenance and repairs costs are charged to expenses. In case of sales and other dispositions, the costs of goods and their accrued depreciation are eliminated and profits or losses are carried over to results.

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Compensation for Length of Services

Compensation for length of services (CTS) is calculated according to pertinent legal provisions and deposited every semester at the banking institution chosen by the worker.

Profit per share

The profit per common share is calculated dividing the net profit for the fiscal term by the pondered average of the number of common shares circulating during the term. The pondered average utilized for the calculations, taking the current number of subscribed shares, as follows:

	2004	2003
Common shares	1,509,400	1,509,400
Profit per share	16.11	8.29

Foreign Currency

Balances in foreign currency at the end of the fiscal term are expressed in nuevos soles at the exchange rate in offer and demand at the date, besides the use of the pondered exchange rate for Sunat use, S/. 3.515 purchase and S/. 3.517 sale, for the year 2002, respectively and are summarized as follows:

2004

Assets	357,984
Liabilities	(1,019,685)
Net	(661,701)

3.- COMMERCIAL ACCOUNTS RECEIVABLE (Note 3)

This section comprises:

2004

Open invoices	591,471
Returned checks	921,441
Open promissory notes (net)	9,828,074

TOTAL	11,340,986

4.- OTHER ACCOUNTS RECEIVABLE (Note 4)

This section comprises:

2004

Deposits in guarantee	1,688
Personnel loans	626,173
Payments in advance to providers	767,069
Other accounts receivable	666,538

TOTAL	S/. 5,520,344

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

5.- SUPPLIES (Note 5)

This section comprises:

2004

Merchandise	78,066
Diverse supplies	515,445

TOTAL	S/. 986,154

6.- EXPENSES PAID FOR IN ADVANCE (Note 6)

This section comprises:

2004

Insurance paid for in advance	19,046
Other deferred charges	21,007
Deferred Income Tax	1,019,344
Deferred Payments on Income Tax	39,460

TOTAL	1,098,857

7.- PROPERTIES, MACHINERY, AND EQUIPMENT (Note 7)

This section comprises:

Balances as of December 31, 2004

	Adjusted	Accrued	Net balance at
		depreciation	12/31/2002

Land	2,716,909		2,716,909
Buildings and other real estate	57,631,441	6,775,295	50,856,146
Transportation units	1,188,376	656,947	531,429
Furniture and accouterments	2,708,687	1,101,711	1,606,976
Diverse equipment	3,569,910	6,780,396	6,789,514
Computing equipment	928,748	185,173	743,575
Works in-progress	75,579		75,579

TOTAL	78,819,650	15,499,523	63,320,127

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

8.- OTHER ASSETS (Note 8)

This section comprises:

Balances as of December 31, 2004

		Accrued
	Cost	Amortization	Net Balance
Pre-operation expenses	3,953,028	3,953,028	2,716,909
Hotel software	14,599		14,599
Receivable promissory notes (net)	4,937,412		4,937,412
Deferred income tax (50%)	1,019,344		1,019,344

TOTAL	9,924,383	3,953,028	5,971,355

9.- COMMERCIAL ACCOUNTS PAYABLE (Note 9)

This section comprises:

2004

Open Invoices (Peruvian Cy.)	104,833
Open Invoices (Foreign Cy.)	1,019,685
TOTAL	1,124,519

10.- DIVERSE ACCOUNTS PAYABLE (Note 10)

Balances as of December 31, 2004

	Current	Not Current	Total
Income Tax 4 and 5	2,111	--	2,,111
ESSALUD	10,617	--	10,617
ONP (retirement funds)	396	--	256
AFP	35,803	--	35,803
Fraccionamiento SUNAT (Net)	34,617	293,538	328,155
Game Tax	282,297	--	282,297
Municipal fees	23,763	--	23,763
Payable wages	40,098	--	14,889
Payable gratuities	120,405	--	120,405
Payable wages	49,098	--	49,098
Loans from third party	189,773	--	189,773
Services percentages	47,651	--	47,651
CTS	44,081	--	44,081
Progressive well	195,579	--	195,579
Tokens circulating currency	40,130	--	40,130
Pre-judicial conciliation	27,442	--	27,442
Participation in council	38,251	--	38,251
Deposit as guaranty	115,374	--	115,374
Other accounts payable	7,123	--	7,123

TOTAL	1,280,235	--	1,573,773

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

11.- CAPITAL (Note 11)

Social capital, in historic currency, due to the capitalization of shareholders, has increased the number of shares from S/. 298,000.00 to S/. 1,509,400.00 with a nominal value of S/. 23.50 @, totally subscribed and paid for, 100% of them belonging to foreign investors.

As of December 31, 2004, an adjustment due to accrued monetary conversion amounting to S/. 7,663,657.46, is pending formalization.

12.- ACCRUED RESULTS

Profits as of December 31, 2002, were S/. 24,314,502

According to the norms of the General Law of Partnerships, a minimum of 10% of the profits of each term must be kept as Legal Reserve, deducted from the income tax, until it reaches 20% of the capital, to compensate losses or it can be capitalized, and there is an obligation to replace it in both cases.

13.- FISCAL SITUATION

Sworn statements of income tax for 2002 are pending of review on the part of the fiscal management.

Lima, Peru, April 9, 2005

Rene Flores
Certification of the State of California #300304